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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported) November 30, 2001
                                                        -----------------

                               ROADWAY CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


               Delaware                                000-32821                         34-1956254
     (State or Other Jurisdiction                   (Commission File                   (IRS Employer
          of Incorporation)                             Number)                     Identification No.)



                      1077 Gorge Boulevard
                           Akron, Ohio                                                    44310
            (Address of Principal Executive Offices)                                   (Zip Code)

        Registrant's telephone number, including area code (330) 384-1717








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ITEM 5. OTHER EVENTS.

    On November 30, 2001, Roadway Corporation (the "Company") announced that it completed a private placement of $225 million of 8 1/4% Senior Notes due December 1, 2008 in a transaction exempt from the registration requirements of the Securities Act of 1933. Pursuant to Rule 135c of the Securities Act of 1933, the Company is filing herewith the press release issued November 30, 2001 as
Exhibit 99.1 hereto.

    The Notes to be offered have not been registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)
         EXHIBITS.


EXHIBIT
  NO.           DESCRIPTION
 .........       ..........................................................
99.1.           Press Release, dated November 30, 2001.




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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ROADWAY CORPORATION

                                        By: /s/ John J. Gasparovic
                                            ----------------------------------
                                            Name: John J. Gasparovic
                                            Title: Vice President, General
                                                   Counsel and Secretary

Date: November 30, 2001


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                                  EXHIBIT INDEX




EXHIBIT
  NO.           DESCRIPTION
 .........       ..........................................................
99.1.           Press Release, dated November 30, 2001.